Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 1, 2007, except for Note 26 which is dated February 20, 2007, appearing in the Prospectus of Xinhua Finance Media Limited dated March 8, 2007, which is part of this Registration Statement.

/s/ Deloitte Touche Tohmatsu
DELOITTE TOUCHE TOHMATSU
Hong Kong
May 11, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 22, 2006, relating to the consolidated financial statements of EconWorld Media Limited (the predecessor to Xinhua Finance Media Limited), appearing in the Prospectus of Xinhua Finance Media Limited dated March 8, 2007, which is part of this Registration Statement.

/s/ Deloitte Touche Tohmatsu
DELOITTE TOUCHE TOHMATSU
Hong Kong
May 11, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 22, 2006, relating to the consolidated financial statements of Beijing Century Media Culture Co., Ltd., appearing in the Prospectus of Xinhua Finance Media Limited dated March 8, 2007, which is part of this Registration Statement.

/s/ Deloitte Touche Tohmatsu
DELOITTE TOUCHE TOHMATSU
Hong Kong
May 11, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 22, 2006, relating to the consolidated financial statements of Xinhua Finance Advertising Limited (formerly Ming Shing International Limited), appearing in the Prospectus of Xinhua Finance Media Limited dated March 8, 2007, which is part of this Registration Statement.

/s/ Deloitte Touche Tohmatsu
DELOITTE TOUCHE TOHMATSU
Hong Kong
May 11, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 22, 2006, relating to the consolidated financial statements of Active Advertising Agency Limited, appearing in the Prospectus of Xinhua Finance Media Limited dated March 8, 2007, which is part of this Registration Statement.

/s/ Deloitte Touche Tohmatsu
DELOITTE TOUCHE TOHMATSU
Hong Kong
May 11, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 22, 2006, relating to the consolidated financial statements of Beijing Taide Advertising Co., Ltd., appearing in the Prospectus of Xinhua Finance Media Limited dated March 8, 2007, which is part of this Registration Statement.

/s/ Deloitte Touche Tohmatsu
DELOITTE TOUCHE TOHMATSU
Hong Kong
May 11, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated September 22, 2006, relating to the consolidated financial statements of Accord Group Investments Limited and predecessor entity — Beijing Shiji Guangnian Advertising Co., Ltd., appearing in the Prospectus of Xinhua Finance Media Limited dated March 8, 2007, which is part of this Registration Statement.

/s/ Deloitte Touche Tohmatsu
DELOITTE TOUCHE TOHMATSU
Hong Kong
May 11, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 22, 2006, relating to the consolidated financial statements of Beijing Perspective Orient Movie and Television Intermediary Co., Ltd., appearing in the Prospectus of Xinhua Finance Media Limited dated March 8, 2007, which is part of this Registration Statement.

/s/ Deloitte Touche Tohmatsu
DELOITTE TOUCHE TOHMATSU
Hong Kong
May 11, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 22, 2006, relating to the consolidated financial statements of Shanghai Hyperlink Research Co., Ltd., appearing in the Prospectus of Xinhua Finance Media Limited dated March 8, 2007, which is part of this Registration Statement.

/s/ Deloitte Touche Tohmatsu
DELOITTE TOUCHE TOHMATSU
Hong Kong
May 11, 2007